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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM T-1
                             ----------------------
                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _____
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                            FIRST UNION NATIONAL BANK
               (Exact name of Trustee as specified in its charter)

U.S. National Bank                                                    58-1079889
(Jurisdiction of Incorporation or           (I.R.S. Employer Identification No.)
Organization if not a
U.S. National Bank)

999 Peachtree St., NE, Atlanta, GA                                         30309
(Address of Principal Executive Offices)                              (Zip Code)

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                              LAS VEGAS SANDS, INC.
               (Exact name of obligor as specified in its charter)

NEVADA                                                                04-3010100
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

3355 Vegas Blvd., S., Room 1A, Las Vegas, NV                               89109
(Address of Principal Executive Offices)                              (Zip Code)

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                           VENETIAN CASINO RESORT, LLC
               (Exact name of obligor as specified in its charter)

NEVADA                                                                 86-086339
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

3355 Vegas Blvd., S., Room 1C, Las Vegas, NV                               89109
(Address of Principal Executive Offices)                              (Zip Code)

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                     LIDO INTERMEDIATE HOLDING COMPANY, LLC
               (Exact name of obligor as specified in its charter)

DELAWARE                                                              88-0377966
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

3355 Vegas Blvd., S., Room 1F, Las Vegas, NV                               89109
(Address of Principal Executive Offices)                              (Zip Code)

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                     MALL INTERMEDIATE HOLDING COMPANY, LLC
               (Exact name of obligor as specified in its charter)

DELAWARE                                                              88-0377968
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

3355 Vegas Blvd., S., Room 1H, Las Vegas, NV                               89109
(Address of Principal Executive Offices)                              (Zip Code)

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                    GRAND CANAL SHOPS MALL CONSTRUCTION, LLC
               (Exact name of obligor as specified in its charter)

DELAWARE                                                              88-0377973
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

3355 Vegas Blvd., S., Room 1G, Las Vegas, NV                               89109
(Address of Principal Executive Offices)                              (Zip Code)

                   14-1/4% SENIOR SUBORDINATED NOTES DUE 2005
            GUARANTEES OF 14-1/4% SENIOR SUBORDINATED NOTES DUE 2005
                       (Title of the indenture securities)

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1.    General information.

      (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

            The Comptroller of the Currency, Washington, D.C. Federal Reserve Bank of Atlanta, Georgia. Federal Deposit Insurance Corporation, Washington, D.C. Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

      (b)   The Trustee is authorized to exercise corporate trust powers.

2.    Affiliations with obligor.

            None.

3.    Voting Securities of the Trustee.

            The following information is furnished as to each class of voting securities of the Trustee:

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           Column A                               Column B
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           Title of Class                         Amount Outstanding
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4.    Trusteeships under other indentures.

            Not applicable.

5. Interlocking directorates and similar relationships with the obligor or underwriters.

            Not applicable.

6.    Voting securities of the Trustee owned by the obligor or its officials.

            Not applicable.

7.    Voting securities of the Trustee owned by underwriters or their officials.

            Not applicable.

8.    Securities of the obligor owned or held by the Trustee.

            Not applicable.

9.    Securities of underwriters owned or held by the Trustee.

            Not applicable.

10. Ownership or holdings by the Trustee of voting securities of certain affiliates or security holders of the obligor.

            Not applicable.

11. Ownership or holdings by the Trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

            Not applicable.


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12.   Indebtedness of the obligor to the Trustee.

            Not applicable.

13.   Defaults by the obligor.

            None.

14.   Affiliations with the underwriters.

           Not applicable

15.   Foreign trustee.

            Not applicable.

16.   List of Exhibits.

            (1)   Articles of Association of the Trustee as now in effect. (See
                  Exhibit 1 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)
            (2) Certificate of Authority of the Trustee to commence business. (See Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)
            (3) Authorization of the Trustee to exercise corporate trust powers. Incorporated in Exhibit (4).
            (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement No.333-31863, which is incorporated herein by reference)
            (5)   Not applicable.
            (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on Page 6 of this Form T-1 Statement.
            (7) Most recent report of condition of the Trustee. (See Exhibit 7 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)
            (8)   Not applicable.
            (9)   Not applicable.


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                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia on the 8th day of December 1997.


                                           FIRST UNION NATIONAL BANK
                                           (Trustee)



                                           BY: /s/ Emily E. Katt
                                               -----------------
                                               Emily E. Katt, Vice President

                                                                 EXHIBIT T-1 (6)

                               CONSENT OF TRUSTEE

      Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of Las Vegas Sands, Inc and Venetian Casino Resort, LLC Senior Subordinated Notes, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                                           FIRST UNION NATIONAL BANK


                                           BY: /s/ R. Douglas Milner
                                               ---------------------
                                               R. Douglas Milner, Vice President


Atlanta, Georgia

Dated:   December 8, 1997